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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-73039, 333-84071, 333-31676, and 333-33118 of DUSA Pharmaceuticals, Inc. on
Form S-3 and Registration Statement No. 333-92259 of DUSA Pharmaceuticals, Inc. on Form S-8 of our report dated February 23, 2001, appearing in this Annual Report on Form 10-K of DUSA Pharmaceuticals, Inc. for the year ended December 31, 2000.


s/DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 15, 2001